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                                                                   Exhibit 10.17


NEWCOURT FINANCIAL USA INC.                          Newcourt Financial USA Inc.
MASTER LEASE AGREEMENT                               301 Lee Farm Corporate Park
                                                     83 Wooster Heights Road
                                                     Danbury, CT  06810

LESSEE: ________________________    MASTER LEASE AGREEMENT NO. ________________

ADDRESS: _______________________    DATE: _____________________________________


NEWCOURT FINANCIAL USA INC. ("Lessor") hereby leases to Lessee and Lessee leases from Lessor, in accordance with the terms and conditions hereinafter set forth, the equipment and property together with all replacements, substitutions, additions, accessories, alterations and repairs incorporated therein or now or hereafter affixed thereto (herein collectively referred to as the "Equipment") described in each Equipment Schedule which may be executed by Lessor and Lessee from time to time (individually a "Schedule" and collectively, the "Schedules"), each of which is made a part hereof. For all purposes of this Master Lease Agreement ("Lease"), each Schedule relating to one or more items of Equipment shall be deemed a separate lease incorporating all of the terms and provisions of this Lease. In the event of a conflict between the terms of this Lease and the terms and conditions of a Schedule, the terms and conditions of the Schedule shall govern and control that Schedule.

________________________________________________________________________________

1. TERM AND RENTAL. The term of this Lease (the "Minimum Lease Term") for any item of Equipment shall be set forth in the Schedule relating to such item of Equipment and shall commence (the "Commencement Date") on the acceptance Date ("Acceptance Date"), which shall be the applicable of: (1) the date of delivery of the Equipment to Lessee; (2) in the case of Equipment which is the subject of a sale and leaseback between Lessor and Lessee, the date upon which Lessor purchases such Equipment from Lessee; or (3) in the case of Equipment requiring installation, the date of installation of the Equipment. If the Acceptance Date is other than the first day of a calendar month, then the Commencement Date of the Minimum Lease Term set forth in any Schedule shall be the first day of the calendar month following the month which includes the Acceptance Date and Lessee shall pay to Lessor, in addition to all other sums due hereunder, an amount equal to one-thirtieth of the amount of the average monthly rental payment due or to become due hereunder multiplied by the number of days from and including the Acceptance Date to the Commencement Date of the Minimum Lease Term set forth in the Schedule. Lessee agrees to pay the total rental for the entire term hereof, which shall be the total amount of all rental payments set forth in the Schedule, plus such additional amounts as may become due hereunder or pursuant to any written modification hereof or additional written agreement hereto. Except as otherwise specified in the Schedule, rental payments hereunder shall be monthly and shall be payable in advance on the first day of each month during the term of this Lease beginning with the Commencement Date of the Minimum Lease Term and shall be sent to the address of the Lessor specified in this Lease or in the Schedule or as otherwise directed by the Lessor in writing. Time is of the essence. Rental payments or any other payments due hereunder not made on or before the due date shall be overdue and shall be subject to a service charge in an amount equal to five percent (5%) per month of the overdue payments or the maximum rate permitted by law whichever is less (the "Service Charge Rate"). If Lessor shall at any time accept a rental payment after it shall become due, such acceptance shall not constitute or be construed as a waiver of any or all of Lessor's rights hereunder, including without limitation those rights of Lessor set forth in Sections 12 and 13 hereof.

2. TITLE. This is an agreement of lease only. Lessee shall have no right, title or interest in or to the Equipment leased hereunder, except as to the use thereof subject to the terms and conditions of this Lease. All of the Equipment shall remain personal property (whether or not the Equipment may at any time become attached or affixed to real property). The Equipment is and shall remain the sole and exclusive property of Lessor or its assignees. All replacements, substitutions, modifications, repairs, alterations, additions and accessories incorporated in or affixed to the Equipment (herein collectively called "additions" and included in the definition of "Equipment"), whether before or after the Commencement Date, shall become the property of Lessor upon being so incorporated or affixed and shall be returned to Lessor as provided in Section
3. Upon the request of Lessor, Lessee will affix to the Equipment labels or other markings supplied by Lessor indicating its ownership of the Equipment and shall keep the same affixed for the entire term of this

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Lease. Lessee agrees to promptly execute and deliver or cause to be executed and delivered to Lessor and Lessor is hereby authorized to record or file, any statement and/or instrument requested by Lessor for the purpose of showing Lessor's interest in the Equipment, including without limitation, financing statements, security agreements, and waivers with respect to rights in the Equipment from any owners or mortgagees of any real estate where the Equipment may be located. In the event that Lessee fails or refuses to execute and/or file Uniform Commercial Code financing statements or other instruments or recordings which Lessor or its assignee reasonably deems necessary to perfect or maintain perfection of Lessor's or its assignee's interests hereunder, Lessee hereby appoints Lessor or Lessee's limited attorney-in-fact to execute and record all documents necessary to perfect or maintain the perfection of Lessor's interests hereunder. Lessee shall pay Lessor for any costs and fees relating to any filings hereunder including, but not limited to, costs, fees, searches, document preparation, documentary stamps, privilege taxes and reasonable attorneys' fees. If any item of Equipment includes computer software, Lessee shall execute and deliver and shall cause Seller (as hereinafter defined) to deliver all such documents as are necessary to effectuate assignment of all applicable software licenses to Lessor. Lessee shall at its expense: (i) indemnify, protect and defend Lessor's title to the Equipment from and against all persons claiming against or through Lessee; (ii) at all times keep the Equipment free from any and all liens, encumbrances, attachments, levies, executions, burdens, charges or legal process of any and every type whatsoever; (iii) give Lessor immediate written notice of any breach of this Lease described in clause (ii); and (iv) indemnify, protect and save Lessor harmless from any loss, cost or expense (including reasonable attorneys' fees) caused by the Lessee's breach of any of the provisions of this Lease, whether incurred by Lessor in pursuing its rights against Lessee or defending against any claims or defenses asserted by or through Lessee. In the event that this transaction is not deemed to be a lease governed by Article 2A of the UCC, as security for the full and prompt payment and performance of all present and future liabilities and obligations of Lessee to Lessor under the Lease, Lessee grants to Lessor a security interest in all Lessee's rights and interest in the Equipment and all accessions and modifications thereto and all proceeds and products of the foregoing.

3. ACCEPTANCE AND RETURN OF EQUIPMENT. Lessor shall, at any time prior to unconditional acceptance of all Equipment by Lessee, have the right to cancel this Lease with respect to such Equipment (and if the Equipment or any portion thereof has not previously been delivered, Lessor may refuse to pay for the Equipment or any portion thereof or refuse to cause the same to be delivered) if: (a) the Acceptance Date with respect to any item of Equipment to be leased pursuant to any Schedule has not occurred within sixty (60) days of the estimated Acceptance Date set forth in such Schedule or (b) there shall be, in the reasonable judgment of Lessor, a material adverse change in the financial condition or credit standing of Lessee or of any guarantor of Lessee's performance under this Lease since the date of the most recent financial statements of Lessee or of such guarantor submitted to Lessor. Upon any cancellation by Lessor pursuant to this Section or the provisions of any Schedule, Lessee shall forthwith reimburse to Lessor all sums paid by Lessor with respect to such Equipment plus all costs and expenses of Lessor incurred in connection with such Equipment and any interest or rentals due hereunder in connection with such Equipment and shall pay to Lessor all other sums then due hereunder, whereupon if Lessee is not in then in default and has full performed all of its obligations hereunder, Lessor will, upon request of Lessee, transfer to Lessee without warranty or recourse any rights that Lessor may then have with respect to such Equipment. Lessee agrees to promptly execute and deliver to Lessor (in no event later than 15 days after the Acceptance Date) a confirmation by Lessee or unconditional acceptance of the Equipment in the form supplied by Lessor (the "Equipment Acceptance"). Lessee agrees, before execution of the aforesaid Equipment Acceptance, to inform Lessor in writing of any defects in the Equipment, or in the installation thereof, which have come to the attention of Lessee or its agents and which might give rise to all claim by Lessee against the Seller or any other person. If Lessee fails to give notice to Lessor of any such defects or fails to deliver to Lessor the Equipment Acceptance as provided herein, it shall be deemed an acknowledgment by Lessee (for purposes of this Lease only) that no such defects in the Equipment or its installation exist and it shall be conclusively presumed, solely as between Lessor and its assignees and Lessee, that such Equipment has been unconditionally accepted by Lessee for lease hereunder. Except as otherwise provided in any Schedule, Lessee shall provide Lessor ninety (90) days prior written notice by registered or certified mail of its intention to return the Equipment upon expiration of the Minimum Lease Term. Upon expiration or the cancellation or termination of the Lease with respect to any Equipment, Lessee shall, at its own expense, assemble, crate, insure and deliver all of the


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Equipment and all of the service records and all software and software documentation subject to this Lease and any Schedules hereto to Lessor in the same good condition and repair as when received, reasonable wear and tear resulting only from proper use thereof excepted, to such reasonable destination within the continental United States as Lessor shall designate. Lessee shall, immediately prior to such return of each item of Equipment, provide to Lessor a letter from the manufacturer of the Equipment or another service organization reasonably acceptable to Lessor certifying that said item is in good working order, reasonable wear and tear resulting only from proper use thereof excepted, that such item is eligible for a maintenance agreement by such manufacturer and all software is included thereon. If any computer software requires relicensing when removed from Lessee's premises, Lessee shall bear all costs of such relicensing. If Lessee fails for any reason to provide the notice set forth above or to re-deliver the Equipment back to Lessor in accordance with the terms set forth above, Lessee shall pay to Lessor, at Lessor's election, an amount equal to the highest monthly payment set forth in the Schedule for a period of not less than three (3) months ("Holdover Period") and at the end of such Holdover Period, Lessee shall return the Equipment to Lessor as provided herein. If Lessee fails or refuses to return the Equipment as provided herein at the end of any Holdover Period, the term of such schedule shall be deemed to have been automatically renewed for successive Holdover Periods until Lessee returns the Equipment in accordance with the terms set forth above and during which time, Lessee shall pay to Lessor, at Lessor's option, an amount equal to one hundred percent (100%) of the highest monthly payment set forth in the Schedule or the highest rate permitted by law, whichever is less, for each month or portion thereof, until Lessee returns the Equipment to Lessor.

4. DISCLAIMER OF WARRANTIES. LESSEE HAS EXCLUSIVELY SELECTED AND CHOSEN THE TYPE, DESIGN, CONFIGURATION, SPECIFICATION AND QUALITY OF THE EQUIPMENT HEREIN LEASED AND THE VENDOR, DEALER, SELLER, MANUFACTURER OR SUPPLIER THEREOF (HEREIN COLLECTIVELY CALLED "SELLER"), AS SET FORTH IN THE SCHEDULES. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS, ADAPTABILITY, AND IMPLIED WARRANTY OF QUIET ENJOYMENT OR NON-INTERFERENCE OR SUITABILITY FOR ANY PARTICULAR PURPOSE, AND, LESSEE LEASES, HIRES AND RENTS THE EQUIPMENT "AS IS." Lessee understands and agrees that neither Seller, nor any agent of Seller, is an agent of Lessor or is in any manner authorized to waive or alter any term or condition of this Lease. Lessor shall not be liable for any loss or damage suffered by Lessee or by any other person or entity, direct or indirect or consequential, including, but not limited to, business interruption and injury to persons or property, resulting from non-delivery or late delivery, installation, failure or faulty operation, condition, suitability or use of the Equipment leased by Lessee hereunder, or for any failure of any representations, warranties or covenants made by the Seller. Any claims of Lessee shall not be made against Lessor but shall be made, if at all, solely and exclusively against Seller, or any persons other than the Lessor. Lessor hereby authorizes Lessee to enforce during the term of this Lease, in its name, but at Lessee's sole effort and expense, all warranties, agreements or representations, if any, which may have been made by Seller to Lessor or to Lessee, and Lessor hereby assigns to Lessee solely for the limited purpose of making and prosecuting any such claim, all rights which Lessor may have against Seller for breach of warranty or other representation respecting the Equipment.

5. CARE, TRANSFER AND USE OF EQUIPMENT. Lessee, at its own expense, shall maintain the Equipment in good operating condition, repair and appearance in accordance with Seller's specifications and in compliance with all applicable laws and regulations and shall protect the Equipment from deterioration except for reasonable wear and tear resulting only from proper use thereof. When generally offered, Lessee shall, at its expense, keep a maintenance contract in full force and effect, throughout the term of this Lease and any Schedule hereto. The disrepair or inoperability of the Equipment regardless of the cause thereof shall not relieve Lessee of the obligation to pay rental hereunder. Lessee shall not make any modification, alteration or addition to the Equipment (other than normal operating accessories or controls). Lessee will not, and will not permit anyone other than the authorized field engineering representatives of Seller or other maintenance organization reasonably acceptable to Lessor to effect any inspection, adjustment, preventative or remedial maintenance or repair to the Equipment. LESSEE MAY NOT (a)

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RELOCATE OR OPERATE THE EQUIPMENT AT LOCATIONS OTHER THAN THE PREMISES OF LESSEE
SPECIFIED IN THE APPLICABLE SCHEDULE (THE "PREMISES"), EXCEPT WITH LESSOR'S
PRIOR WRITTEN CONSENT, WHICH SHALL NOT BE UNREASONABLY WITHHELD IF SUCH OTHER LOCATION WITHIN THE CONTINENTAL UNITED STATES, OR (b) SELL, CONVEY, TRANSFER, ENCUMBER, PART WITH POSSESSION OF, OR ASSIGN ANY ITEM OF EQUIPMENT OR ANY OF ITS RIGHTS HEREUNDER, AND ANY SUCH PURPORTED TRANSACTION SHALL BE NULL AND VOID AND OF NO FORCE OR EFFECT. In the event of a relocation of the Equipment or any item thereof to which Lessor consents, all costs (including any additional property taxes or other taxes and any additional expense of insurance coverage) resulting from any such relocation, shall be promptly paid by Lessee upon presentation to Lessee of evidence supporting such cost. Lessor shall have the right during normal hours upon reasonable notice to Lessee, subject to applicable laws and regulations, to enter Lessee's Premises in order to inspect, observe, affix labels or other markings, or to exhibit the Equipment to prospective purchasers or future lessees thereof, or to otherwise protect Lessor's interest therein.

6. NET LEASE. THIS LEASE AND ANY SCHEDULE HERETO IS A NET LEASE, AND ALL PAYMENTS HEREUNDER ARE NET TO LESSOR. All taxes, assessments, licenses, and other charges (including, without limitation personal property taxes an sales, use and leasing taxes and penalties and interest on such taxes) imposed, levied or assessed on the ownership, possession, rental or use of the Equipment after delivery of the Equipment to Lessee and thereafter during the term of this Lease and any schedule hereto (except for Lessor's federal or state net income taxes) shall be paid by Lessee when due and before the same shall become delinquent, whether such taxes are assessed or would ordinarily be assessed against Lessor or Lessee. To the extent possible under applicable law, for personal property or advalorem tax return purposes only, Lessee shall include the Equipment on such returns as may be required, which returns shall be timely filed by it. In any event, Lessee shall file all tax returns required for itself or Lessor and Lessor hereby appoints Lessee as its attorney-in-fact for such purpose. In case of failure by Lessee to so pay said taxes, assessments, licenses or other charges, Lessor may pay all or any part of such items, in which event the amount so paid by Lessor including any interest or penalties thereon and reasonable attorneys' fees incurred by Lessor in pursuing its rights against Lessee or defending against any claims or defenses asserted by or through Lessee shall be immediately paid by Lessee to Lessor as additional rental hereunder. Lessee shall promptly pay all costs, expenses and obligations of every kind and nature incurred in connection with the use or operation of the Equipment which may arise or become due during the term of this Lease and any Schedule hereto, whether or not specifically mentioned herein. In case of failure by Lessee to comply with any provision of this Lease and any Schedule hereto, Lessor shall have the right, but not the obligation, to effect such compliance on behalf of Lessee. In such event, all costs and expenses incurred by Lessor in effecting such compliance shall be immediately paid by Lessee to Lessor as additional rental hereunder.

7. INDEMNITY. Lessee shall and does hereby agree to indemnify, defend and hold Lessor and its assigns harmless from and against any and all taxes described in
Section 6 above, liability, loss, costs, injury, damage, penalties, suits, judgements, demands, claims, expenses and disbursements (including without limitation, reasonable attorneys' fees incurred by Lessor in pursuing its rights against Lessee or defending against any claims or defenses against any claims or defenses asserted by or through Lessee) of any kind whatsoever, except consequential damages, arising out of, on account of, or in connection with this Lease and the Equipment leased hereunder, including, without limitation, its manufacture, selection, purchase, delivery, rejection, installation, ownership, possession, leasing, renting, operation, control, use, maintenance and the return thereof. This indemnity shall survive the Minimum Lease Term or earlier cancellation or termination of this Lease and any Schedule hereto.

8. INSURANCE. Commencing on the date that risk of loss or damage passes to Lessor from the Seller and continuing until Lessee has re-delivered possession of the Equipment to Lessor, Lessee shall, at its own expense, keep the Equipment (including all additions thereto) insured against all risks of loss or damage from every and any cause whatsoever in such amounts (but in no event less than the greater of the replacement value thereof or the amount set forth in the applicable Casualty Schedule, whichever is higher), with such deductibles and exclusions as approved by Lessor and in such form as is satisfactory to Lessor. All such insurance policies shall protect Lessor and Lessor's assignee(s) as loss payees as their interests may appear. Lessee shall also, at its own expense, carry public liability insurance, with Lessor and Lessor's assignee(s) as an additional insured, in such amount with such companies and in such form as is satisfactory to


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Lessor, with respect to injury to person or property resulting from or based in any way upon or in any way connected with or relating to the installation, use or alleged use, or operation of any or all of the Equipment, or its location or condition. Not less than ten days prior to the Acceptance Date, Lessee shall deliver to Lessor satisfactory evidence of such insurance and shall further deliver evidence of renewal of each such policy not less than thirty (30) days prior to expiration thereof. Each such policy shall contain an endorsement providing that the insurer will give Lessor not less than thirty (30) days prior written notice of the effective date of any alteration, change, cancellation, or modification of such policy or the failure by Lessee to timely pay all required premiums, costs or charges with respect thereto. Upon Lessor's request, Lessee shall cause its insurance agent(s) to execute and deliver to Lessor Loss Payable Clause Endorsement and Additional Insured Endorsement (bodily injury and property damage liability insurance) forms provided to Lessee by Lessor. In case of the failure to procure or maintain such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance and any premium paid by Lessor shall be immediately due and payable by Lessee to Lessor as additional rent hereunder. The maintenance of any policy or policies of insurance pursuant to this Section shall not limit any obligation or liability of Lessee pursuant to Sections 7 or 9 or any other provision of this Lease and any Schedule thereto.

9. RISK OF LOSS. Until such time as the Equipment is returned and delivered to and accepted by Lessor, pursuant to the terms of this Lease and any Schedule hereto, Lessee hereby assumes and shall bear the entire risk of loss, damage, theft and destruction of the Equipment, or any portion through, from any cause whatsoever ("Equipment Loss"). Without limitation of the foregoing, no Equipment Loss shall relieve Lessee in any way from its obligations hereunder. Lessee shall promptly notify Lessor in writing of any Equipment Loss. In the event of any such Equipment Loss, Lessee shall: (a) in the event Lessor determines such Equipment to be repairable, promptly place, at Lessee's expense, the Equipment in good repair, condition and working order in accordance with Seller's specifications and to the satisfaction of Lessor; or (b) in the event of an actual or constructive total loss of any item of Equipment, at Lessor's option:
(i) promptly replace, at Lessee's expense, the Equipment with like equipment of the same or a later model with the same additions as the Equipment, and in good repair, condition and working order in accordance with the Seller's specifications and to the satisfaction of Lessor; or (ii) immediately pay to Lessor the amount obtained by multiplying the Actual Equipment Cost as specified in the applicable Schedule by the percentage contained in the applicable Casualty Schedule for the date of such Equipment Loss plus, any unpaid rentals or any amounts due hereunder or, if no Casualty Schedule has been made a part of any applicable Schedule, an amount equal to the present value of the total amount of unpaid rentals and all other amounts due and to become due under any applicable Schedule during the term thereof as of the date of any payment, discounted at a rate equal to discount rate of the Federal Reserve Bank of Chicago as of the Commencement Date of the Lease with respect to each applicable Schedule, plus an additional amount equal to the fair market value of the Equipment immediately prior to the loss, theft, damage, or destruction, but in no event shall the amount of such fair market value be less than twenty percent (20%) of the actual cost of the Equipment. In the event Lessee is required to repair or replace any such item of Equipment pursuant to Subsections (a) or
(b)(i) of the preceding sentence, the insurance proceeds received by Lessor, if any, pursuant to Section 8, after the use of such funds to pay any unpaid amounts then due hereunder, shall be paid to Lessee or, if applicable, to a third party repairing or replacing the Equipment upon Lessee's furnishing proof satisfactory to Lessor that such repair or replacement has been completed in a satisfactory manner. In the event Lessor elects option (b)(ii), Lessee shall be entitled to a credit against the payment required by said Subsection in an amount equal to such insurance proceeds actually received by Lessor pursuant to
Section 8 on account of such Equipment, and, upon payment by Lessee to Lessor of all of the sums required pursuant to Subsection (b)(ii), the applicable Schedule shall terminate with respect to such item of Equipment and Lessee shall be entitled to whatever interest Lessor may have in such item "as is, where is" and "with all faults" in its then condition and location without warranties of any type whatsoever, express or implied.

10. COVENANTS OF LESSEE. LESSEE AGREES THAT ITS OBLIGATIONS UNDER THIS LEASE AND ANY SCHEDULE HERETO, INCLUDING WITHOUT LIMITATION, THE OBLIGATION TO PAY RENTAL, ARE IRREVOCABLE AND ABSOLUTE, SHALL NOT ABATE FOR ANY REASON WHATSOEVER (INCLUDING ANY CLAIMS AGAINST LESSOR), AND SHALL CONTINUE IN FULL FORCE AND EFFECT REGARDLESS OF ANY INABILITY OF LESSEE TO USE THE EQUIPMENT OR ANY PART THEREOF FOR ANY REASON WHATSOEVER INCLUDING, WITHOUT LIMITATION, WAR, ACT OF GOD, STORMS, GOVERNMENTAL REGULATIONS, STRIKE OR OTHER LABOR TROUBLES, LOSS, DAMAGE, DESTRUCTION, DISREPAIR, OBSOLESCENCE,


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FAILURE OF OR DELAY IN DELIVERY OF THE EQUIPMENT, OR FAILURE OF THE EQUIPMENT TO
PROPERLY OPERATE FOR ANY CAUSE. In the event of any alleged claim (including a claim which would otherwise be in the nature of a set-off) against Lessor, Lessee shall fully perform and pay its obligations hereunder (including all rents, without set-off or defense of any kind) and its only exclusive recourse against Lessor shall be by a separate action. Lessee agrees to furnish promptly to Lessor the annual financial statements of Lessee (and of any guarantors of Lessee's performance under this Lease and any Schedule hereto), prepared in accordance with generally accepted accounting principles and certified by independent certified public accountants, and such interim financial statements of Lessee as Lessor may require during the entire term of this Lease and any Schedule hereto. Lessee, if requested, shall provide at Lessee's expense an opinion of its counsel acceptable to Lessor affirming the covenants, representations and warranties of Lessee under this Lease and any Schedule hereto.

11. REPRESENTATIONS AND WARRANTIES. In order to induce Lessor to enter into this Lease and any Schedule hereto and to lease the Equipment to Lessee hereunder, Lessee represents and warrants that: (a) FINANCIAL STATEMENTS. (i) applications, financial statements, and reports which have been submitted by Lessee and any Obligors (as hereinafter defined) to Lessor are, and all information hereafter furnished by Lessee and Obligors to Lessor will be, true and correct in all material respects as of the date submitted; (ii) as of the date hereof, the date of any Schedule and any Acceptance Date, there has been no material adverse change in any matter stated in such applications, financial statements and reports; and, (iii) none of the foregoing omit or omitted to state any material fact. (b) ORGANIZATION. Lessee is an organizational entity described on the signature page hereof and is duly organized, validly existing and is duly qualified to do business and is in good standing in each state in which the Equipment will be located. (c) AUTHORITY. Lessee has full power, authority and right to execute, deliver and perform this Lease and any Schedule hereto, and the execution, delivery and performance hereof has been authorized by all necessary action of Lessee. (d) ENFORCEABILITY. This Lease and any Schedule or other document executed in connection therewith has been duly executed and delivered by Lessee and any Obligor and constitutes a legal, valid and binding obligation of Lessee and any Obligor enforceable in accordance with its terms.
(e) CONSENTS. The execution, delivery and performance of this Lease and any Schedule hereto does not require any approval or consent of any stockholders, partners or proprietors or of any trustee or holders of any indebtedness or obligations of Lessee, and will not contravene any law, regulation, judgment or decree applicable to Lessee, or the certificate of incorporation, partnership agreement, by-laws or other governing documents of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien upon any property of Lessee under any mortgage, instrument or to her agreement to which Lessee is a party or by which Lessee or its assets may be bound or affected. Except as disclosed, no authorization, approval, license, filing or registration with any court or governmental agency or instrumentality is necessary in connection with the execution, delivery, performance, validity and enforceability of this Lease and any Schedule hereto. (f) TITLE. On each Commencement Date, Lessor shall have good and marketable title to the items of Equipment which is subject to this Lease and any Schedule hereto on such date, free and clear of all liens, except the lien of Seller which will be released upon receipt of payment. Lessee warrants that no party has a security interest in the Equipment which will not be released on or before payment by Lessor to Seller of the Equipment and that the Equipment is and shall at all times remain personal property regardless of how it may be affixed to any real property. (g) LITIGATION. There is no action, suit, investigation or proceeding by or before any court, arbitrator, agency or governmental authority pending or threatened against or affecting Lessee: (i) which involves the Equipment or the transactions contemplated by this Lease and any Schedule hereto; or (ii) which, if adversely determined, could have a material adverse effect on the financial condition, business or operation of Lessee.

12. EVENTS OF DEFAULT. An event of default ("Event of Default") shall occur hereunder if Lessee or any Obligor ("Obligor" shall include any guarantor or surety of any obligations of Lessee to Lessor under this Lease and any Schedule hereto); (i) fails to pay any installment of rent or other payment required hereunder when due; or (ii) attempts to or does remove from the Premises (except a relocation with Lessor's consent as provided in Section 5), sell, transfer, encumber, part with possession of, or sublet any item of the Equipment; or (iii) shall suffer or have suffered, in the reasonable judgment of Lessor, a material adverse change in its financial condition since the date of the last financial statements submitted to Lessor, and as a result thereof Lessor deems itself to be insecure, or any of the statements or other documents or information submitted at any time heretofore or hereafter by Lessee or Obligor to

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Lessor has misstated or shall misstate or has failed or shall fail to state a material fact; or (iv) breaches or shall have breached any representation or warranty made or given by Lessee or Obligor in this Lease or in any other document furnished to Lessor in connection herewith, or any such representation or warranty shall be untrue or, by reason of failure to state a material fact or otherwise, shall be misleading; or (v) fails to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and such failure or breach shall continue unremedied for a period of ten days after the earlier of (a) the date on which Lessee obtains, or should have obtained knowledge of such failure or breach, or (b) the date on which notice thereof shall be given by Lessor to Lessee; or (iv) shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, or a trustee or receiver shall be appointed for a substantial part of its property without its consent, or bankruptcy or reorganization or insolvency proceeding shall be instituted by or against Lessee or Obligor; or (vii) conveys, sells, transfers or assigns substantially all of Lessee's or Obligor's assets or ceases doing business as a going concern, or, if a corporation, ceases to be in good standing or files a statement of intent to dissolve, or abandons any or all of the Equipment; or
(viii) shall be in breach of or default under any lease or other agreement at any time executed with Lessor or any other lessor or with any lender to Lessee or Obligor.

13. REMEDIES. Upon the occurrence of an Event of Default (the "Default Date") set forth in Section 12 and at any time thereafter, Lessor may, in its sole and absolute discretion, do any one or more of the following: (a) upon notice to Lessee cancel all or any portion of this Lease and some or all Schedules executed pursuant thereto; (b) enter Lessee's Premises and without removal of the Equipment, render the Equipment unusable or, require Lessee to assemble the Equipment and make it available to Lessor at a place designated by Lessor, and/or dispose of the Equipment by sale or otherwise (all of which determinations may be made by Lessor in its sole and absolute discretion) without any duty to account for such action or inaction or for any proceeds or profits with respect thereto; (c) declare immediately due and payable all sums due and to become due hereunder for the full term of the Lease (including any renewal or purchase obligations which Lessee has contracted to pay); (d) with or without canceling this Lease, recover from Lessee damages, in an amount equal to the sum of: (i) all unpaid rent and other amounts that became due and payable on, or prior to, the Default Date, (ii) the present value of all future rentals and other amounts describe dint he Lease and not included in (i) above discounted to the Default Date at a rate equal to the discount rate of the Federal Reserve Bank of Chicago as of the Commencement Date of the Lease with respect to each Schedule (which discount rate, Lessee agrees is a commercially reasonable rate which takes into account the facts and circumstances at the time such Schedule commenced), (iii) all commercially reasonable costs and expenses incurred by Lessor in enforcing Lessor's rights under this Lease or defending against any claims or defenses asserted by or through Lessee, including but not limited to, costs of repossession, recovery, storage, repair, sale, re-lease and reasonable attorneys' fees, (iv) the estimated residual value of the Equipment as of the expiration of the Lease, (v) any indemnity amount payable to Lessor; and (vi) interest on all of the foregoing from the Default Date until the date payment is received by Lessor at 2 1/2% in excess of the Prime Rate (or its equivalent) per annum in effect on the date of such payment at the First National Bank of Chicago) or the highest rate permitted by law, whichever is less; (e) exercise any other rights or remedy which may be available to it under the Uniform Commercial Code or any other applicable law. Lessor reserves the right, in its sole and absolute discretion, to release or sell any or all of the Equipment at a public auction or in a private sale, at such time, on such terms and with such notice as Lessor shall in its sole and absolute discretion deem reasonable. In such event, without any duty on Lessor's part to effect any such re-lease or sale of the Equipment, Lessor will credit the present value of any proceeds from such sale or re-lease actually received and retainable by it (net of any and all costs or expenses) discounted from the date of Lessor's receipt thereof to the Default Date at 2 1/2% in excess of the Prime Rate (or its equivalent) per annum in effect on the date of such payment at the First National Bank of Chicago, or the highest rate permitted by law, whichever is less to the amounts due to Lessor from Lessee under the provisions of (c), (d) and/or (e) above. A cancellation of this Lease shall occur only upon notice by Lessor and only as to such items of Equipment as Lessor specifically elects to cancel and this Lease shall continue in full force and effect as to the remaining items of Equipment, if any. If this Lease and/or any Schedule is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure, in addition to the indebtedness set forth herein, any other indebtedness at any time owing by Lessee to Lessor. No remedy referred to in this Section is intended to be exclusive, but shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. NO express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee or a waiver of any of Lessor's rights.

14. ASSIGNMENT BY LESSOR. LESSOR MAY (WITH OR WITHOUT NOTICE TO LESSEE) SELL, TRANSFER, ASSIGN OR GRANT A SECURITY INTEREST IN ALL OR ANY PART OF ITS INTEREST IN THIS LEASE, ANY SCHEDULE, ANY ITEMS OF EQUIPMENT OR ANY AMOUNT PAYABLE HEREUNDER. In such an event, Lessee shall, upon receipt of notice, acknowledge any such sale, transfer, assignment or grant of a security interest and shall pay its obligations hereunder or amounts equal thereto to the respective transferee, assignee or secured party in the manner specified in any instructions received from Lessor. Notwithstanding any such sale, transfer, assignment or grant of a security interest by Lessor and so long as no event of default shall have occurred hereunder, neither Lessor nor any transferee, assignee or secured party shall interfere with Lessee's right of use or quiet enjoyment of the Equipment. In the event of such sale, transfer, assignment or grant of a security interest in all or any part of this Lease and any Schedule hereto, or in the Equipment or in sums payable hereunder, as aforesaid, Lessee agrees to execute such documents as may be reasonably necessary to evidence, secure and complete such sale, transfer, assignment or grant of a security interest and to perfect the transferee's, assignee's or secured party's interest therein, and Lessee further agrees that the rights of any transferee, assignee or secured party shall not be subject to any defense, set-off or counterclaim that Lessee may have against Lessor or any other party, including the Seller, which defenses, set-offs and counterclaims shall be asserted only against such party, and that any such transferee, assignee or secured party shall have all of Lessor's rights hereunder, but shall assume none of Lessor's obligations hereunder. Lessee agrees that Lessor may assign or transfer this Lease or Lessor's interest in the Equipment even if said assignment or transfer could be deemed to materially affect the interests of Lessee. Nothing in the preceding sentence shall affect or impair the provisions of Section 4, Section 10 or any other provisions of this Lease.

15. AMENDMENTS. This Lease and any Schedule hereto contain the entire agreement between the parties with respect to the Equipment, this Lease and any Schedule hereto and there is no agreement or understanding, oral or written, which is not set forth herein. This Lease and any Schedule hereto may not be altered, modified, terminated or discharged except by a writing signed by the party against whom such alteration, modification, termination or discharge is sought.

Lessee's Initials _______

16. LAW. This Lease and any Schedule hereto shall be binding only when accepted by Lessor at its corporate headquarters in Illinois and shall in all respects be governed and construed, and the rights and the liabilities of the parties hereto determined, except for local filing requirements, in accordance with the laws of the State of Illinois. LESSEE WAIVES TRIAL BY JURY AND SUBMITS TO THE JURISDICTION OF THE FEDERAL DISTRICT COURTS OF COMPETENT JURISDICTION OR ANY STATE COURT WITHIN THE STATE OF NEW JERSEY AND WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION INSTITUTED BY LESSOR IN ANY SUCH COURT IS IN THE IMPROPER VENUE OR SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM.

17. INVALIDITY. In the event that any provision of this Lease and any Schedule hereto shall be unenforceable in whole or in part, such provisions shall be limited to the extent necessary to render the same valid, or shall be exercised from this Lease or any Schedule hereto, as circumstances may require, and this Lease and the applicable Schedule shall be construed as if said provision had been incorporated herein as so limited, or as if said provision had not been included herein, as the case may be without invalidating any of the remaining provisions hereof.

18. SECURITY INTEREST. As security for the full and prompt payment and performance of all present and future liabilities and obligations of Lessee or Lessor under this Agreement and the Lease, Lessee grants to Lessor a security interest in all Lessee's rights and interest in the Equipment and all proceeds and products thereof.

19. MISCELLANEOUS. All notices and demands relating hereto shall be in writing and mailed by certified mail, return receipt requested, to Lessor or Lessee at their respective addresses above or shown in the Schedule, or at any other address designated by notice served in accordance herewith. Notice shall become effective when deposited in the United States mail, with proper postage prepaid, addressed to the party intended to be served at the address designated herein. All obligations of Lessee shall survive the termination or expiration of this Lease and any Schedule hereto. Should Lessor permit use by Lessee of any Equipment beyond the Minimum Lease Term, or, if applicable, any exercised extension or renewal term, the lease obligations of Lessee shall continue and such permissive use shall not be construed as a renewal of the term thereof, or as a waiver of any right or continuation of any obligation of Lessor hereunder, and Lessor may take possession of any such Equipment at any time upon demand. If more than once Lessee is named in this Lease, the liability of each shall be joint and several. Lessee shall, upon request of Lessor from time to time, perform all acts and execute and deliver to Lessor all documents which Lessor deems reasonably necessary to implement this Lease and any Schedule hereto, including, without limitation, certificates addressed to such persons as Lessor may direct stating that this Lease and the Schedule hereto is in full force and effect, that there are no amendments or modifications thereto, that Lessor is not in default hereof or breach hereunder, setting forth the date to which rentals due hereunder have been paid, and stating such other matters as Lessor may request, This Lease and any Schedule hereto shall be binding upon the parties and their successors, legal representatives and assigns. Lessee's successors and assigns shall include, without limitation, a receiver, debtor-in-possession, or trustee of or for Lessee. If any person, firm, corporation or other entity shall guarantee this Lease and the performance by Lessee of its obligations hereunder, all of the terms and provisions hereof shall be duly applicable to such Obligor. Lessee shall, at its expense and upon Lessor's demand, promptly execute, acknowledge, deliver, file, register and record any and all further documents and take any and all other action reasonably requested by Lessor from time to time, for the purpose of fully effectuating the intent and purposes of each Lease Schedule, and to protect the interests of Lessor, its successors and assigns. Lessor may file a copy f this Lease Agreement in lieu of a financing statement.

20. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Article 2A of this Uniform Commercial Code as adopted in any jurisdiction, including but not limited to Lessee's rights to: (i) cancel this Lease; (ii) repudiate this Lease;
(iii) reject the Equipment; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason; (vi) claim a security interest in the Equipment in Lessee's possession or control for any reason (vii) deduct all or any party of any claimed damages resulting from Lessor's default, if any, under this Lease; (viii) accept partial delivery of the Equipment (ix) "cover" by making any purchase or lease of or contract to purchase or lease Equipment in substitution for those due from Lessor; (x) recover any general, special, incidental, or consequential damages for any reason whatsoever; and (xi) specific performance, replevin, detinue, sequestration, claim, and delivery of the like for ant Equipment identified to this Lease. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 13 or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 13 or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 13 or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 13. Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.

21. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original. Each Schedule shall be executed in three
(3) serially numbered counterparts each of which shall be deemed an original but only counterpart number 1 shall constitute "chattel paper" or "collateral" within the meaning of the Uniform Commercial Code in any jurisdiction.

22. ADDENDUM. ("X" if applicable) [____] See Addendum (s) attached hereto and made a part hereof.

THE PERSON EXECUTING THIS LEASE FOR AND ON BEHALF OF LESSEE WARRANTS AND REPRESENTS, WHICH WARRANTY AND REPRESENTATION SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS LEASE, THAT THIS LEASE AND THE EXECUTION HEREOF HAS BEEN DULY AND VALIDLY AUTHORIZED BY LESSEE, CONSTITUTES A VALID AND BINDING OBLIGATION OF LESSEE AND THAT HE HAS AUTHORITY TO MAKE SUCH EXECUTION FOR AND ON BEHALF OF LESSEE.

IN WITNESS WHEREOF, this Lease has been executed by Lessee this 28th day of April, 1999.

                                                   ACCEPTED AT CHICAGO, ILLINOIS
                                                   Newcourt Financial USA Inc.

Genaissance Pharmaceuticals, Inc.
(Lessee) (a Delaware Corporation)                  (Lessor)

By: Kevin Rakin                                    By: John A. Avallis

Title: Chief Financial Officer                     Title: VP Operations

                 CORPORATE RESOLUTION AND INCUMBENCY CERTIFICATE


The undersigned certifies to Newcourt Financial USA Inc. that the following resolutions were duly adopted by the Board of Directors of Genaissance Pharmaceuticals, Inc., a corporation existing under the laws of Delaware, at a meeting duly held on April 15, 1999 at which meeting a quorum was present and acting throughout, that the same have not been modified or rescinded and are not in conflict with any provision of the certificate of incorporation, by-laws or any agreement of said corporation:

         "RESOLVED, that this Corporation is authorized and empowered to borrow and/or obtain credit from, and/or enter into other financial equipment, the borrowing of funds, the granting of security interests in property of every description belonging to this Corporation, and the sale of property now or hereafter owned by this Corporation and the lease back of any such property), all such transactions to be on such terms and conditions as may be mutually agreed from time to time between this Corporation and Newcourt, and each and any officer of this Corporation is authorized, in the name and on behalf of this Corporation, to execute and deliver to Newcourt such leases, promissory notes, chattel mortgages, security agreements, financing statements, bills of sale and/or other agreements, instruments and documents in connection with such transactions, containing such terms and conditions as may be approved by the officer executing such document, such officer's execution thereof to be deemed conclusive evidence of such approval and of such officer's authority to do so; and it is further

         RESOLVED, that each and any officer of this Corporation is authorized, in the name and on behalf of this Corporation, to execute and deliver to Newcourt such other agreements, instruments and documents and take such other actions as such officer may deem necessary or advisable to effectuate and perform the transactions contemplated by the foregoing resolution, and the Secretary or any Assistant Secretary of this Corporation is authorized to certify a copy of these resolutions to Newcourt."



The undersigned further certifies that the persons designated below as officers of the Corporation have been duly elected to and now hold the offices of this Corporation set opposite their respective names, and that the following are the authentic, official signatures of the said respective officers and of the named signatories who are not corporate officers, to wit:



     President            Gualberto Ruano                /s/ Gualberto Ruano
                     ------------------------         ------------------------
                            Printed Name                      Signature


     Vice President         Kevin Rakin                    /s/ Kevin Rakin
                     ------------------------         ------------------------
                            Printed Name                      Signature

     Treasurer              Kevin Rakin                    /s/ Kevin Rakin
                     ------------------------         ------------------------
                            Printed Name                        Signature



     Secretary              Kevin Rakin                    /s/ Kevin Rakin
                     ------------------------         ------------------------
                            Printed Name                        Signature



Signed and sealed this 28th day of April, 1999.

(Please affix)                                             /s/ Kevin Rakin
(CORPORATE SEAL HERE)                                 ------------------------
X                                                             Secretary


                                                      By: /s/ Gualberto Ruano
                                                          --------------------
                                                          Title: President




                      Schedules to be filed by amendment

                                                                   EXHIBIT 10.17

                                                                 Schedule No. 01

         THIS SCHEDULE is intended to form a part of that certain Master Lease Agreement (the "Lease") dated March 26, 1999 by and between NEWCOURT FINANCIAL USA INC., as lessor ("Lessor") and Genaissance Pharmaceuticals, Inc. as lessee ("Lessee"). The terms and conditions of the Lease are hereby incorporated herein and made a part hereof by reference.

Equipment Supplier/Vendor:  The Perkin Elmer Corporation      Estimated Date of
                            -----------------------------
Delivery:
          -------------------

Equipment Location:  5 Science Park, New Haven, CT  06511
                     -----------------------------------------------------------

Total Equipment Cost:  $310,000.00      Security Deposit:  none
                      -----------------                   ----------------------

Commencement Date:________________(If the preceding line is left blank, then the date of delivery and acceptance of the equipment as evidenced by Lessee's execution of the Delivery and Acceptance Certificate.)

Term of Lease (in months):  49      (Forty-nine)  Stipulated Loss Value Table
                           -------  ------------

(Yes or No):    No
             ---------

Advance Rentals:  First  one  (totaling $30,330.00) and last  0   (totaling $0)
                         ---            -----------          ---            ---

Rental Amount: (per payment period, other) $7,159.55
                (than Adv. Rental, if any)-----------

No. of Rental Payments (other than)      48
                       (Adv. Rentals):-----

Total Rents (include, Advance Rentals, if any):  $373,988.40
                                                 -------------------------------

Advance Rentals (if any) shall be payable on the Commencement Date, with Subsequent rentals to be repaid commencing on ________________________ ("Rental Commencement Date") and continuing on the same day of each ________ (month, unless specifically noted) thereafter until fully paid. Moreover, Lessee shall pay on the Rental Commencement Date, in addition to the rentals due as above stated, the per diem equivalent of the Rental Amount for each day by which the period form the Commencement Date to the Rental Commencement Date exceeds thirty
(30) days.

Equipment: (1) 3700 DNA Analyzer Sequencing with all attachments, accessories or related equipment on quotation 20071148 (attached)

Additional Terms:        N/A


Dated this 17th day of June, 1999,

WITNESS                            Genaissance Pharmaceuticals, Inc. ("Lessee")

By: /s/ Jean Bernardi              By: /s/ Gualberto Ruano
    -----------------------------  ------------------------------------------
               (Signature)                                     (Signature)

    JEAN BERNARDI                      GUALBERTO RUANO, PRESIDENT & CEO
---------------------------------  ------------------------------------------
            (Printed Name)                            (Printed Name/Title)



ACCEPTED BY LESSOR:
NEWCOURT FINANCIAL USA INC.

By:
   -----------------------------------------

--------------------------------------------
                                 (Title)

                                                                 Schedule No. 02

         THIS SCHEDULE is intended to form a part of that certain Master Lease Agreement (the "Lease") dated March 26, 1999 by and between NEWCOURT FINANCIAL USA INC., as lessor ("Lessor") and Genaissance Pharmaceuticals, Inc. as lessee ("Lessee"). The terms and conditions of the Lease are hereby incorporated herein and made a part hereof by reference.

Equipment Supplier/Vendor:  The Perkin Elmer Corporation      Estimated Date of
                            -----------------------------
Delivery:
          -------------------

Equipment Location:  5 Science Park, New Haven, CT  06511
                     -----------------------------------------------------------

Total Equipment Cost:  $300,000.00      Security Deposit:  none
                      -----------------                   ----------------------

Commencement Date:________________(If the preceding line is left blank, then the date of delivery and acceptance of the equipment as evidenced by Lessee's execution of the Delivery and Acceptance Certificate.)

Term of Lease (in months):  49      (Forty-nine)  Stipulated Loss Value Table
                           -------  ------------

(Yes or No):    No
             ---------

Advance Rentals:  First  one  (totaling $30,000.00) and last  0   (totaling $0)
                         ---            -----------          ---            ---

Rental Amount: (per payment period, other) $6,912.00
                (than Adv. Rental, if any)-----------

No. of Rental Payments (other than)      48
                       (Adv. Rentals):-----

Total Rents (include, Advance Rentals, if any):  $361,766.00
                                                 -------------------------------

Advance Rentals (if any) shall be payable on the Commencement Date, with Subsequent rentals to be repaid commencing on ________________________ ("Rental Commencement Date") and continuing on the same day of each ________ (month, unless specifically noted) thereafter until fully paid. Moreover, Lessee shall pay on the Rental Commencement Date, in addition to the rentals due as above stated, the per diem equivalent of the Rental Amount for each day by which the period form the Commencement Date to the Rental Commencement Date exceeds thirty
(30) days.

Equipment: See attached Exhibit A for equipment description

Additional Terms: N/A

Dated this 26th day of March, 1999,

WITNESS                             Genaissance Pharmaceuticals, Inc. ("Lessee")

By: /s/                             By: /s/ Kevin Rakin
    ------------------------------  -------------------------------------------
                    (Signature)                              (Signature)

/s/                                 /s/ KEVIN RAKIN, EXECUTIVE V. P. & CFO
----------------------------------  -------------------------------------------
                 (Printed Name)                     (Printed Name/Title)


ACCEPTED BY LESSOR:
NEWCOURT FINANCIAL USA INC.

By:
    ----------------------------------------

--------------------------------------------
                                     (Title)

                                    EXHIBIT A
                           (DESCRIPTION OF EQUIPMENT)

Forming a part of Schedule No. 02 to Master Lease Agreement No. L3816 dated March 26, 1999, between Genaissance Pharmaceuticals, Inc., Lessee and NEWCOURT FINANCIAL USA INC., Lessor:

Property Location if other than primary location:

--------------------------------------------------------------------------------

DESCRIPTION
One (1) 3700 DNA ANALYZER FOR SEQUENCING as per Quote 20053960






LESSEE:

Genaissance Pharmaceuticals, Inc.

BY: /s/ Kevin Rakin
    ------------------------------------
    KEVIN RAKIN

TITLE: EXECUTIVE V. P. & CEO
       ---------------------------------

AND ALL ADDITIONS, SUBSTITUTIONS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE, WHETHER NOW OWNED OR HEREAFTER ACQUIRED.

                                                                 Schedule No. 03

         THIS SCHEDULE is intended to form a part of that certain Master Lease Agreement (the "Lease") dated March 26, 1999 by and between NEWCOURT FINANCIAL USA INC., as lessor ("Lessor") and Genaissance Pharmaceuticals, Inc. as lessee ("Lessee"). The terms and conditions of the Lease are hereby incorporated herein and made a part hereof by reference.

Equipment Supplier/Vendor:  The Perkin Elmer Corporation      Estimated Date of
                            -----------------------------
Delivery:
          -------------------

Equipment Location:  5 Science Park, New Haven, CT  06511
                     -----------------------------------------------------------

Total Equipment Cost:  $300,000.00      Security Deposit:  none
                      -----------------                   ----------------------

Commencement Date:________________(If the preceding line is left blank, then the date of delivery and acceptance of the equipment as evidenced by Lessee's execution of the Delivery and Acceptance Certificate.)

Term of Lease (in months):  49      (Forty-nine)  Stipulated Loss Value Table
                           -------  ------------

(Yes or No):    No
             ---------

Advance Rentals:  First  one  (totaling $30,000.00) and last  0   (totaling $0)
                         ---            -----------          ---            ---

Rental Amount: (per payment period, other) $6,912.00
                (than Adv. Rental, if any)-----------

No. of Rental Payments (other than)      48
                       (Adv. Rentals):-----

Total Rents (include, Advance Rentals, if any):  $361,766.00
                                                 -------------------------------

Advance Rentals (if any) shall be payable on the Commencement Date, with Subsequent rentals to be repaid commencing on ________________________ ("Rental Commencement Date") and continuing on the same day of each ________ (month, unless specifically noted) thereafter until fully paid. Moreover, Lessee shall pay on the Rental Commencement Date, in addition to the rentals due as above stated, the per diem equivalent of the Rental Amount for each day by which the period form the Commencement Date to the Rental Commencement Date exceeds thirty
(30) days.

Equipment: See attached Exhibit A for equipment description

Additional Terms: N/A


Dated this 26th day of March, 1999,

WITNESS                             Genaissance Pharmaceuticals, Inc. ("Lessee")

By: /s/                             By: /s/ Kevin Rakin
    ------------------------------  -------------------------------------------
                    (Signature)                                 (Signature)

/s/                                 /s/ KEVIN RAKIN, EXECUTIVE V. P. & CFO
----------------------------------  -------------------------------------------
                 (Printed Name)                        (Printed Name/Title)


ACCEPTED BY LESSOR:
NEWCOURT FINANCIAL USA INC.

By:
    ----------------------------------------

--------------------------------------------
                                     (Title)

                                    EXHIBIT A
                           (DESCRIPTION OF EQUIPMENT)

Forming a part of Schedule No. 03 to Master Lease Agreement No. L3816 dated March 26, 1999, between Genaissance Pharmaceuticals, Inc., Lessee and NEWCOURT FINANCIAL USA INC., Lessor:

Property Location if other than primary location:

--------------------------------------------------------------------------------

DESCRIPTION
One (1) 3700 DNA ANALYZER FOR SEQUENCING as per Quote 20053960





LESSEE:
Genaissance Pharmaceuticals, Inc.

BY: /s/ Kevin Rakin
    ----------------------------------------

TITLE: EXECUTIVE V.P. & CFO
       -------------------------------------

AND ALL ADDITIONS, SUBSTITUTIONS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE, WHETHER NOW OWNED OR HEREAFTER ACQUIRED.

                                                                 Schedule No. 04

         THIS SCHEDULE is intended to form a part of that certain Master Lease Agreement (the "Lease") dated March 26, 1999 by and between NEWCOURT FINANCIAL USA INC., as lessor ("Lessor") and Genaissance Pharmaceuticals, Inc. as lessee ("Lessee"). The terms and conditions of the Lease are hereby incorporated herein and made a part hereof by reference.

Equipment Supplier/Vendor:  The Perkin Elmer Corporation      Estimated Date of
                            -----------------------------
Delivery:
          -------------------

Equipment Location:  5 Science Park, New Haven, CT  06511
                     -----------------------------------------------------------

Total Equipment Cost:  $300,000.00      Security Deposit:  none
                      -----------------                   ----------------------

Commencement Date:________________(If the preceding line is left blank, then the date of delivery and acceptance of the equipment as evidenced by Lessee's execution of the Delivery and Acceptance Certificate.)

Term of Lease (in months):  49      (Forty-nine)  Stipulated Loss Value Table
                           -------  ------------

(Yes or No):    No
             ---------

Advance Rentals:  First  one  (totaling $30,000.00) and last  0   (totaling $0)
                         ---            -----------          ---            ---

Rental Amount: (per payment period, other) $6,912.00
                (than Adv. Rental, if any)-----------

No. of Rental Payments (other than)      48
                       (Adv. Rentals):-----

Total Rents (include, Advance Rentals, if any):  $361,766.00
                                                 -------------------------------

Advance Rentals (if any) shall be payable on the Commencement Date, with Subsequent rentals to be repaid commencing on ________________________ ("Rental Commencement Date") and continuing on the same day of each ________ (month, unless specifically noted) thereafter until fully paid. Moreover, Lessee shall pay on the Rental Commencement Date, in addition to the rentals due as above stated, the per diem equivalent of the Rental Amount for each day by which the period form the Commencement Date to the Rental Commencement Date exceeds thirty
(30) days.

Equipment: See attached Exhibit A for equipment description

Additional Terms: N/A



Dated this 26th day of March, 1999,

WITNESS                             Genaissance Pharmaceuticals, Inc. ("Lessee")

By: /s/                             By: /s/ Kevin Rakin
    ------------------------------  -------------------------------------------
                    (Signature)                              (Signature)

/s/                                 /s/ KEVIN RAKIN, EXECUTIVE V. P. & CFO
----------------------------------  -------------------------------------------
                 (Printed Name)                    (Printed Name/Title)


ACCEPTED BY LESSOR:
NEWCOURT FINANCIAL USA INC.

By:
    ----------------------------------------

--------------------------------------------
                                     (Title)

                                    EXHIBIT A
                           (DESCRIPTION OF EQUIPMENT)

Forming a part of Schedule No. 04 to Master Lease Agreement No. L3816 dated March 26, 1999, between Genaissance Pharmaceuticals, Inc., Lessee and NEWCOURT FINANCIAL USA INC., Lessor:

Property Location if other than primary location:

--------------------------------------------------------------------------------

DESCRIPTION

One (1) 3700 DNA ANALYZER FOR SEQUENCING as per Quote 20053960






LESSEE:
Genaissance Pharmaceuticals, Inc.

BY: /s/ Kevin Rakin
    ----------------------------------------

TITLE: EXECUTIVE VICE-PRESIDENT
       -------------------------------------

AND ALL ADDITIONS, SUBSTITUTIONS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE, WHETHER NOW OWNED OR HEREAFTER ACQUIRED.

                                                                 Schedule No. 05

         THIS SCHEDULE is intended to form a part of that certain Master Lease Agreement (the "Lease") dated March 26, 1999 by and between NEWCOURT FINANCIAL USA INC., as lessor ("Lessor") and Genaissance Pharmaceuticals, Inc. as lessee ("Lessee"). The terms and conditions of the Lease are hereby incorporated herein and made a part hereof by reference.

Equipment Supplier/Vendor:  The Perkin Elmer Corporation      Estimated Date of
                            -----------------------------
Delivery:
          -------------------

Equipment Location:  5 Science Park, New Haven, CT  06511
                     -----------------------------------------------------------

Total Equipment Cost:  $300,000.00      Security Deposit:  none
                      -----------------                   ----------------------

Commencement Date:________________(If the preceding line is left blank, then the date of delivery and acceptance of the equipment as evidenced by Lessee's execution of the Delivery and Acceptance Certificate.)

Term of Lease (in months):  49      (Forty-nine)  Stipulated Loss Value Table
                           -------  ------------

(Yes or No):    No
             ---------

Advance Rentals:  First  one  (totaling $30,000.00) and last  0   (totaling $0)
                         ---            -----------          ---            ---

Rental Amount: (per payment period, other) $6,912.00
                (than Adv. Rental, if any)-----------

No. of Rental Payments (other than)      48
                       (Adv. Rentals):-----

Total Rents (include, Advance Rentals, if any):  $361,766.00
                                                 -------------------------------

Advance Rentals (if any) shall be payable on the Commencement Date, with Subsequent rentals to be repaid commencing on ________________________ ("Rental Commencement Date") and continuing on the same day of each ________ (month, unless specifically noted) thereafter until fully paid. Moreover, Lessee shall pay on the Rental Commencement Date, in addition to the rentals due as above stated, the per diem equivalent of the Rental Amount for each day by which the period form the Commencement Date to the Rental Commencement Date exceeds thirty
(30) days.

Equipment: See attached Exhibit A for equipment description

Additional Terms: N/A



Dated this 26th day of March, 1999,

WITNESS                             Genaissance Pharmaceuticals, Inc. ("Lessee")

By: /s/                             By: /s/ Kevin Rakin
    ------------------------------  -------------------------------------------
                    (Signature)                              (Signature)

/s/                                 /s/ KEVIN RAKIN, EXECUTIVE V. P. & CFO
----------------------------------  -------------------------------------------
                 (Printed Name)                    (Printed Name/Title)


ACCEPTED BY LESSOR:
NEWCOURT FINANCIAL USA INC.

By:
    ----------------------------------------

--------------------------------------------
                                     (Title)

                                    EXHIBIT A
                           (DESCRIPTION OF EQUIPMENT)

Forming a part of Schedule No. 05 to Master Lease Agreement No. L3816 dated March 26, 1999, between Genaissance Pharmaceuticals, Inc., Lessee and NEWCOURT FINANCIAL USA INC., Lessor:

Property Location if other than primary location:

--------------------------------------------------------------------------------

DESCRIPTION
One (1) 3700 DNA ANALYZER FOR SEQUENCING as per Quote 20053960






LESSEE:
Genaissance Pharmaceuticals, Inc.

BY: /s/ Kevin Rakin
    ----------------------------------------

TITLE: EXECUTIVE VP & CFO
       -------------------------------------

AND ALL ADDITIONS, SUBSTITUTIONS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE, WHETHER NOW OWNED OR HEREAFTER ACQUIRED.

                                                                 Schedule No. 06

         THIS SCHEDULE is intended to form a part of that certain Master Lease Agreement (the "Lease") dated March 26, 1999 by and between NEWCOURT FINANCIAL USA INC., as lessor ("Lessor") and Genaissance Pharmaceuticals, Inc. as lessee ("Lessee"). The terms and conditions of the Lease are hereby incorporated herein and made a part hereof by reference.

Equipment Supplier/Vendor:  The Perkin Elmer Corporation      Estimated Date of
                            -----------------------------
Delivery:
          -------------------

Equipment Location:  5 Science Park, New Haven, CT  06511
                     -----------------------------------------------------------

Total Equipment Cost:  $300,000.00      Security Deposit:  none
                      -----------------                   ----------------------

Commencement Date:________________(If the preceding line is left blank, then the date of delivery and acceptance of the equipment as evidenced by Lessee's execution of the Delivery and Acceptance Certificate.)

Term of Lease (in months):  49      (Forty-nine)  Stipulated Loss Value Table
                           -------  ------------

(Yes or No):    No
             ---------

Advance Rentals:  First  one  (totaling $30,000.00) and last  0   (totaling $0)
                         ---            -----------          ---            ---

Rental Amount: (per payment period, other) $6,912.00
                (than Adv. Rental, if any)-----------

No. of Rental Payments (other than)      48
                       (Adv. Rentals):-----

Total Rents (include, Advance Rentals, if any):  $361,766.00
                                                 -------------------------------

Advance Rentals (if any) shall be payable on the Commencement Date, with Subsequent rentals to be repaid commencing on ________________________ ("Rental Commencement Date") and continuing on the same day of each ________ (month, unless specifically noted) thereafter until fully paid. Moreover, Lessee shall pay on the Rental Commencement Date, in addition to the rentals due as above stated, the per diem equivalent of the Rental Amount for each day by which the period form the Commencement Date to the Rental Commencement Date exceeds thirty
(30) days.

Equipment: See attached Exhibit A for equipment description

Additional Terms: N/A



Dated this 26th day of March, 1999,

WITNESS                             Genaissance Pharmaceuticals, Inc. ("Lessee")

By: /s/                             By: /s/ Kevin Rakin
    ------------------------------  ------------------------------------------
                    (Signature)                               (Signature)

/s/                                 /s/ KEVIN RAKIN, EXECUTIVE V. P. & CFO
----------------------------------  -------------------------------------------
                 (Printed Name)                      (Printed Name/Title)


ACCEPTED BY LESSOR:
NEWCOURT FINANCIAL USA INC.

By:
    ----------------------------------------

--------------------------------------------
                                     (Title)

                                    EXHIBIT A
                           (DESCRIPTION OF EQUIPMENT)

Forming a part of Schedule No. 06 to Master Lease Agreement No. L3816 dated March 26, 1999, between Genaissance Pharmaceuticals, Inc., Lessee and NEWCOURT FINANCIAL USA INC., Lessor:

Property Location if other than primary location:

--------------------------------------------------------------------------------

DESCRIPTION
One (1) 3700 DNA ANALYZER FOR SEQUENCING as per Quote 20053960






LESSEE:
Genaissance Pharmaceuticals, Inc.

BY: /s/ Kevin Rakin
    ----------------------------------------

TITLE: EXECUTIVE VP & CFO
       -------------------------------------

AND ALL ADDITIONS, SUBSTITUTIONS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE, WHETHER NOW OWNED OR HEREAFTER ACQUIRED.

                                                                 Schedule No. 08

         THIS SCHEDULE is intended to form a part of that certain Master Lease Agreement (the "Lease") dated April 20, 1999 by and between NEWCOURT FINANCIAL USA INC., as lessor ("Lessor") and Genaissance Pharmaceuticals, Inc. as lessee ("Lessee"). The terms and conditions of the Lease are hereby incorporated herein and made a part hereof by reference.

Equipment Supplier/Vendor:  The Perkin Elmer Corporation      Estimated Date of
                            -----------------------------
Delivery:
          -------------------

Equipment Location:  5 Science Park, New Haven, CT  06511
                     -----------------------------------------------------------

Total Equipment Cost:  $389,000.00*      Security Deposit:  none
                      -----------------                   ----------------------

Commencement Date:________________(If the preceding line is left blank, then the date of delivery and acceptance of the equipment as evidenced by Lessee's execution of the Delivery and Acceptance Certificate.)

Term of Lease (in months):  36      (Thirty-six)  Stipulated Loss Value Table
                           -------  ------------

(Yes or No):    No
             ---------

Advance Rentals:  First  ONE  (totaling $12,058) and last ONE
                         ---            --------          ---
(totaling $12,058.00)
          -----------

Rental Amount: (per payment period, other) $12,058.00
                (than Adv. Rental, if any)-----------

No. of Rental Payments (other than)      34
                       (Adv. Rentals):-----

Total Rents (include, Advance Rentals, if any):  $434,088.00
                                                 -------------------------------

Advance Rentals (if any) shall be payable on the Commencement Date, with Subsequent rentals to be repaid commencing on ________________________ ("Rental Commencement Date") and continuing on the same day of each ________ (month, unless specifically noted) thereafter until fully paid. Moreover, Lessee shall pay on the Rental Commencement Date, in addition to the rentals due as above stated, the per diem equivalent of the Rental Amount for each day by which the period form the Commencement Date to the Rental Commencement Date exceeds thirty
(30) days.

Equipment: See attached Exhibit A for equipment description

Additional Terms: *This quoted price does not reflect any payments due on
Schedule 07 that have not as yet been remitted, up until the commencement of the 8th schedule; and is theerefore subject to change.

Dated this 26th day of March, 1999,

WITNESS                           Genaissance Pharmaceuticals, Inc. ("Lessee")

By: /s/ Jean Bernardi             By: /s/ Gerald Vovis
    ---------------------------   ----------------------------------------------
                   (Signature)                                       (Signature)

/s/ JEAN BERNARDI                 /s/ GERALD VOVIS, PH.D. SR. VICE PRESIDENT,
-------------------------------
                (Printed Name)    GENOMICS

                                  ---------------------------------------------
                                                        (Printed Name/Title)

ACCEPTED BY LESSOR:
NEWCOURT FINANCIAL USA INC.

By:
    ----------------------------------------

--------------------------------------------
                                     (Title)

                                    EXHIBIT A
                           (DESCRIPTION OF EQUIPMENT)

Forming a part of SCHEDULE NO. 08 to Master Lease Agreement No. L3816 dated April 20, 1999, between Genaissance Pharmaceuticals, Inc., Lessee and NEWCOURT FINANCIAL USA INC., Lessor:

Property Location if other than primary location:

--------------------------------------------------------------------------------

DESCRIPTION
One (1) 3700 DNA ANALYZER FOR SEQUENCING








LESSEE:
Genaissance Pharmaceuticals, Inc.

BY: /s/ Gerald Vovis
    ----------------------------------------

TITLE: SENIOR VICE PRESIDENT, GENOMICS
       -------------------------------------

AND ALL ADDITIONS, SUBSTITUTIONS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE, WHETHER NOW OWNED OR HEREAFTER ACQUIRED.

November 11, 1999

Genaissance Pharmaceuticals, Inc.
5 Science Park
New Haven, CT  06851

RE:  Schedule No. 08 dated November 11, 1999 to Master Lease Agreement Number:
     L3816 dated March 26, 1999 between Genaissance Pharmaceuticals, Inc. ("Lessee") and Newcourt Financial USA Inc. ("Lessor")


      OPTION TO PURCHASE


DEAR MADAM OR SIR:

Genaissance Pharmaceuticals, Inc. (as "Lessee") provided it is not in default under the terms and condition of the Lease between Newcourt Financial USA Inc. (as "Lessor") dated March 26, 1999, shall have the option to purchase the equipment leased thereby, as a whole and not in part, on an "as is", "where is" basis, at the end of the original term or any renewal term of said Lease. This option may be exercised by Lessee only upon giving not less than thirty 930) nor more than sixty (60) days prior written notice to Lessor, and accompanied by the purchase option price of 10% of the original equipment cost. Please be further advised that this document will be null and void unless executed by an officer of Newcourt.

Very truly yours,                              Agreed and Accepted:

NEWCOURT FINANCIAL USA INC.                    GENAISSANCE PHARMACEUTICALS,
                                               INC.


BY:                                            BY: /s/ Gerald Vovis
   -------------------------------                 -----------------------------

TITLE:                                         TITLE: SR. V.P. GENOMICS
      ----------------------------                    --------------------------

DATE:                                          DATE: NOVEMBER 15, 1999
     -----------------------------                   ---------------------------

                             ACCEPTANCE CERTIFICATE


Re: SCHEDULE NO. 08 dated NOVEMBER 11, 1999 to MASTER LEASE AGREEMENT NO. L3816 dated MARCH 26, 1999 by and between NEWCOURT FINANCIAL USA INC., Lessor and GENAISSANCE PHARMACEUTICALS, INC., Lessee.


The undersigned, by its duly authorized execution of the Acceptance Certificate, hereby (a) acknowledges and certifies that each item of Equipment described below or on Schedule B attached hereto, has been selected by, delivered to, and inspected by the undersigned, and that as between Newcourt Financial USA Inc. and the undersigned, each such item of Equipment is of a size, design, capacity and manufacture acceptable to and suitable for the undersigned's purposes, has been installed to the undersigned's satisfaction, is in good working order, repair and condition, and (b) unconditionally accepts each such item of Equipment, subject to all the terms, conditions and provisions of the above referenced Agreement.

Description of Equipment: See attached Exhibit B attached hereto and made a part hereof.

Acceptance Date:
                ---------------------------------




                                       LESSEE
WITNESS                                Genaissance Pharmaceuticals, Inc.

By: /s/ Jean Bernardi                  By: /s/ Gerald Vovis
    -----------------------------          --------------------------------
                     (Signature)                              (Signature)

JEAN BERNARDI                          GERALD VOVIS, PH.D., SR. V.P., GENOMICS
---------------------------------      -----------------------------------------
                  (Printed Name)                     (Printed Name/Title)

                                       Date signed: /s/ NOVEMBER 15, 1999
                                       -----------------------------------------

                                    EXHIBIT B
                           (DESCRIPTION OF EQUIPMENT)

Forming a part of SCHEDULE NO. 08 to Master Lease Agreement No. L3816 dated March 26, 1999, between Genaissance Pharmaceuticals, Inc., Lessee and NEWCOURT FINANCIAL USA INC., Lessor:

Property Location if other than primary location:

--------------------------------------------------------------------------------

DESCRIPTION

One (1) 3700 DNA ANALYZER FOR SEQUENCING









LESSEE:
Genaissance Pharmaceuticals, Inc.

BY: /s/ Gerald Vovis
    ----------------------------------------

TITLE: SENIOR V.P., GENOMICS
       -------------------------------------

AND ALL ADDITIONS, SUBSTITUTIONS, BETTERMENTS AND APPURTENANCES OF WHATEVER DESCRIPTION OR NATURE, WHETHER NOW OWNED OR HEREAFTER ACQUIRED.